                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 29, 1999


                              ITC/\DELTACOM, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                         0-23253                      58-2301135
(State or Other Jurisdiction of     (Commission File Number)    (IRS Employer Identification No.)
        Incorporation)

                  1791 O.G. Skinner Drive
                    West Point, Georgia                                31833
          (Address of Principal Executive Offices                   (ZIP Code)


Registrant's telephone number, including area code:  (706) 385-8000


                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On November 29, 1999, ITC/\DeltaCom, Inc. issued a press release revising certain earnings estimates for the fourth quarter of 1999. Attached as
Exhibit 99 to this Current Report on Form 8-K is the text of the November 29, 1999 press release, which is incorporated by reference in this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              99. Press Release, dated November 29, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ITC/\DELTACOM, INC.


Date:   November 30, 1999                /s/ J. Thomas Mullis
                                         --------------------
                                         J. Thomas Mullis
                                         Senior Vice President--General Counsel,
                                         Secretary

                                       3